EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 5, 1996, included in this Form 8-K/A, into the Seitel, Inc. previously filed Form S-3 Registration Statements Files Nos. 33-80574, 33-89890, 33-71968, 33-78554, 333-9293, and Form S-8 Registration
Statements File Nos. 33-78560, 33-89934, 333-01271 and 33-36914.



/s/ Arthur Andersen LLP



Houston, Texas
September 5, 1996



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